Exhibit 99.2

COLONIAL PROPERTIES TRUST

Third Quarter 2012
Supplemental Financial Information

2101 6th Avenue North, Suite 750 | Birmingham, AL 35203 | 205.250.8700 | www.colonialprop.com

	TABLE OF CONTENTS
	Overview and Contact Information.............................................................................................................................	3
1	Financial Highlights.....................................................................................................................................................	4
2	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Operations / Shares ...................................................................................................	5
	Funds from Operations (FFO) Reconciliation...........................................................................................................	7
	Balance Sheets........................................................................................................................................................	8
3	Multifamily
	Portfolio Statistics.....................................................................................................................................................	9
	Components of Net Operating Income (NOI)...........................................................................................................	10
	Capitalized Expenditures..........................................................................................................................................	10
	Same Property Comparisons...................................................................................................................................	11
4	Joint Ventures
	Operating Data / Balance Sheet Data......................................................................................................................	15
	Investment / Income Summary.................................................................................................................................	16
5	Commercial Operational Statistics...........................................................................................................................	17
6	Real Estate Activities...................................................................................................................................................	18
7	Consolidated Data
	Development Pipeline..............................................................................................................................................	19
	Debt Summary / Coverage Ratios / Covenants / Market Capitalization...................................................................	20
	Supplemental Data / Investment Activities...............................................................................................................	23
8	Corporate Reconciliations
	Revenues / Expenses / NOI.....................................................................................................................................	24
	NOI from Discontinued Operations / Adjusted EBITDA...........................................................................................	25
	SEC Coverage Ratios...............................................................................................................................................	27
9	Appendix
	Multifamily Property Table.....................................................................................................................................	27
	Commercial Property Table.......................................................................................................................................	31
	Unconsolidated Joint Venture Summary...................................................................................................................	32
10	Glossary of Terms........................................................................................................................................................	33
Forward Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release may constitute, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company's actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing at reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.

Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.

The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors: in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE: CLP) is a real estate investment trust (REIT) that creates value for its shareholders through a multifamily focused portfolio that owns, operates and develops multifamily communities primarily located in the Sunbelt region of the United States. Also, we create additional value for our shareholders by managing commercial assets, primarily through joint venture investments, and pursuing development opportunities. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.

Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol "CLP".

Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.

COLONIAL PROPERTIES STRATEGY

Achieve Consistent Long-term Performance through:

-Owning a multifamily portfolio                -Managing multifamily, office, retail and mixed-use properties
-Investing in high growth Sunbelt cities            -Delivering additional income from the taxable REIT
-Pursuing strategic acquisition, disposition and         subsidiary (TRS)
development opportunities                -Ensuring a strong balance sheet and liquidity position
-Achieving operating excellence

CONTACT INFORMATION
Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 - fax	Investor Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 - fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970

EQUITY RESEARCH COVERAGE
Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
BoA/Merrill Lynch	Jana Galan	646-855-3081
Citigroup	Michael Bilerman / Eric Wolfe	212-816-1383 / 212-816-5871
DISCERN, Inc.	David Wigginton	646-863-4177
Green Street Advisors	Andy McCulloch	949-640-8780
Sandler O'neill & Partners	Alex Goldfarb	212-466-7937
Standard & Poor's Research	Raymond Mathis	212-438-9558
UBS	Ross Nussbaum	212-713-2484
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262

GUIDANCE
	FYE 2012 Range
Diluted Income per Share	$0.33	$0.47
Plus: Real Estate Depreciation & Amortization	1.45	1.45
Less: Gain on Sale of Operating Properties	(0.55)	(0.65)
Total Diluted Funds from Operation ("FFO") per Share	$1.23	$1.27

COLONIAL PROPERTIES TRUST
Financial Highlights
Third Quarter 2012

FINANCIAL HIGHLIGHTS
($ in 000s, except per share and unit data)	Three Months Ended		Nine Months Ended
	9/30/2012	9/30/2011	9/30/2012	9/30/2011

Total property revenue (1)	$96,827	$86,736	$282,981	$250,788

Multifamily property revenue (2)	93,231	86,389	271,265	250,500
Multifamily property NOI (2)	55,361	49,635	162,986	146,241

Management & leasing fee revenue	1,275	1,967	4,090	5,950

Adjusted EBITDA (3)	57,827	56,499	176,578	168,389

Net (loss) income per share:
Basic	(0.08)	0.14	0.04	(0.07)
Diluted	(0.08)	0.14	0.04	(0.07)

Funds from operations per share:
Basic	0.31	0.28	0.92	0.87
Diluted	0.31	0.28	0.92	0.87

Dividends per share	0.18	0.15	0.54	0.45

Dividends/EPS (diluted) payout ratio	(225.0)%	107.1%	1,350.0%	(642.9)%
Dividends/FFO (diluted) payout ratio	58.1%	53.6%	58.7%	51.7%

Consolidated interest expense (1)	$23,037	$22,678	$69,367	$64,676
Consolidated interest income (1)	(496)	(418)	(2,086)	(1,224)
Net interest expense (1)	22,541	22,260	67,281	63,452

Pro-rata share of joint venture interest expense	668	2,697	5,202	8,559

Principal reductions	729	545	1,868	1,405
Preferred dividends & distributions	—	906	—	2,719

Interest coverage ratio (4)	2.4	2.2	2.4	2.3
Fixed charge coverage ratio (4)	2.3	2.1	2.3	2.2
Fixed charge with capitalized interest ratio (4)	2.3	2.1	2.3	2.2

Multifamily same property NOI increase (5)	8.3%	8.3%	8.0%	7.4%
(# of apartment homes included)	30,323	29,233	30,323	29,233

			As of	As of
			9/30/2012	12/31/2011
Total assets			$3,285,171	$3,258,605
Total debt			1,827,764	1,759,727
Common shares and units, outstanding end of period			95,267	94,643
Share price, end of period			21.05	20.86
Book equity value, end of period			1,318,708	1,364,173
Market equity value, end of period (6)			2,005,364	1,974,253
Debt to total market capitalization ratio (7)			47.7%	47.1%
Unencumbered real estate assets (at cost) to unsecured debt ratio (7)			249.7%	259.6%

(1) Represents consolidated properties excluding amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(2) For components of revenues and NOI, see page 10.
(3) For a reconciliation of Adjusted EBITDA, see page 26.
(4) For additional information on these calculations, see page 21.
(5) Multifamily same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year.
(6) Includes common shares and units.
(7) Excludes the Company's pro-rata share of partially-owned unconsolidated debt.

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2012

CONSOLIDATED STATEMENTS OF OPERATIONS
($ in 000s, except per share data)	Three Months Ended		Nine Months Ended
	9/30/2012	9/30/2011	9/30/2012	9/30/2011
Revenues
Minimum Rent	$79,892	$72,152	$235,073	$209,170
Tenant Recoveries	2,178	2,173	6,615	6,109
Other Property Related Revenue	14,757	12,411	41,293	35,509
Other Non-Property Related Revenue	1,275	1,967	4,090	5,950
Total Revenues	98,102	88,703	287,071	256,738

Operating Expenses
Operating Expenses:
Property Operating Expense	28,187	26,328	79,337	72,584
Taxes, Licenses and Insurance	10,819	9,789	32,304	29,285
Total Property Operating Expenses	39,006	36,117	111,641	101,869
Property Management Expense	3,238	2,395	9,085	6,998
General and Administrative Expense	5,896	5,204	17,108	15,595
Management Fees and Other Expenses	1,392	2,028	5,206	5,681
Investment and Development Expenses (1)	41	458	632	1,437
Depreciation	29,804	28,032	87,968	83,292
Amortization	1,490	1,961	4,632	5,545
Impairment and Other Losses (2)	547	100	1,441	2,344
Total Operating Expenses	81,414	76,295	237,713	222,761
Income from Operations	16,688	12,408	49,358	33,977

Other Income (Expense)
Interest Expense	(23,037)	(22,309)	(69,367)	(63,582)
Debt Cost Amortization	(1,450)	(1,218)	(4,286)	(3,516)
Interest Income	459	332	2,010	1,001
(Loss) Income from Partially-Owned Investments	(517)	(618)	21,505	(1,091)
Gain (Loss) on Sale of Property	142	75	(94)	19
Income Tax and Other	(224)	(221)	(690)	(740)
Total Other Income (Expense)	(24,627)	(23,959)	(50,922)	(67,909)
Loss from Continuing Operations	(7,939)	(11,551)	(1,564)	(33,932)

Discontinued Operations
Income from Discontinued Operations (2)	977	2,325	5,882	6,907
Gain (Loss) on Disposal of Discontinued Operations	—	23,675	(14)	23,675
Net Income from Discontinued Operations	977	26,000	5,868	30,582

Net (Loss) Income	(6,962)	14,449	4,304	(3,350)

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	(12)	(4)	(29)	(47)
Noncontrolling Interest in CRLP - Preferred	—	(906)	—	(2,719)
Noncontrolling Interest in CRLP - Common	597	957	120	2,924
Discontinued Operations
Noncontrolling Interest in CRLP - Common	(73)	(1,997)	(442)	(2,437)
Loss (Income) Attributable to Noncontrolling Interest	512	(1,950)	(351)	(2,279)

Net (Loss) Income Available to Common Shareholders	$(6,450)	$12,499	$3,953	$(5,629)
_______________________
Continued on following page

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2012

CONSOLIDATED STATEMENTS OF OPERATIONS (continued)
	Three Months Ended		Nine Months Ended
	9/30/2012	9/30/2011	9/30/2012	9/30/2011
(Loss) Income per Share - Basic
Continuing Operations	$(0.09)	$(0.13)	$(0.02)	$(0.41)
Discontinued Operations	0.01	0.27	0.06	0.34
EPS - Basic	$(0.08)	$0.14	$0.04	$(0.07)

(Loss) Income per Share - Diluted
Continuing Operations	$(0.09)	$(0.13)	$(0.02)	$(0.41)
Discontinued Operations	0.01	0.27	0.06	0.34
EPS - Diluted	$(0.08)	$0.14	$0.04	$(0.07)

(1) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(2) During the three months ended September 30, 2012, the Company recorded a $3.0 million non-cash impairment charge on one of its commercial properties currently classified as held for sale (included in "Income from Discontinued Operations"), as well as a $0.4 million non-cash impairment charge on one of its joint venture investments holding undeveloped land. In addition to these impairment charges, during the nine months ended September 30, 2012, the Company recorded $0.9 million in charges as a result of warranty claims on units previously sold at two of the Company's for-sale residential projects and $0.3 million in non-cash impairment charges (included in "Income from Discontinued Operations"). During the nine months ended September 30, 2011, the Company recorded a
$1.5 million charge for a loss contingency related to certain litigation, $0.6 million in casualty losses and $0.2 million in non-cash impairment charges.

SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)	Three Months Ended		Nine Months Ended
	9/30/2012	9/30/2011	9/30/2012	9/30/2011
Basic
Shares	87,325	86,573	87,183	83,250
Operating Partnership Units (OP Units)	7,153	7,253	7,161	7,265
Total Shares & OP Units	94,478	93,826	94,344	90,515

Dilutive Common Share Equivalents	—	—	—	—

Diluted (1)
Shares	87,325	86,573	87,183	83,250
Total Shares & OP Units	94,478	93,826	94,344	90,515

(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2012

FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)	Three Months Ended		Nine Months Ended
	9/30/2012	9/30/2011	9/30/2012	9/30/2011
Net (Loss) Income Available to Common Shareholders	$(6,450)	$12,499	$3,953	$(5,629)
Noncontrolling Interest in CRLP (Operating Partnership Unitholders)	(524)	1,040	322	(487)
Total	(6,974)	13,539	4,275	(6,116)

Adjustments - Consolidated Properties
Depreciation - Real Estate	30,993	31,634	94,124	95,165
Amortization - Real Estate	1,527	2,228	5,147	6,259
Impairment on Depreciable Asset	2,979	—	3,250	—
Remove: (Gain) Loss on Sale of Property, net of Income Tax and Noncontrolling Interest	(142)	(23,751)	107	(23,695)
Include: Gain (Loss) on Sale of Undepreciated Property, net of Income Tax and
Noncontrolling Interest	142	75	(127)	6
Total Adjustments - Consolidated	35,499	10,186	102,501	77,735

Adjustments - Unconsolidated Properties
Depreciation - Real Estate	308	1,678	2,459	4,927
Amortization - Real Estate	62	1,181	784	2,363
Remove: (Gain) Loss on Sale of Property	310	—	(22,399)	22
Total Adjustments - Unconsolidated	680	2,859	(19,156)	7,312

Funds from Operations	$29,205	$26,584	$87,620	$78,931

Income Allocated to Participating Securities	(228)	(183)	(685)	(563)

Funds from Operations Available to Common Shareholders and Unitholders	$28,977	$26,401	$86,935	$78,368

FFO per Share
Basic	$0.31	$0.28	$0.92	$0.87
Diluted	$0.31	$0.28	$0.92	$0.87

FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before noncontrolling interest (determined in accordance with GAAP), excluding gains (losses) from sales of depreciated property and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the
Company's performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company's financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company's industry.

The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.
FFO should not be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2012

BALANCE SHEET
($ in 000s)	As of	As of
	9/30/2012	12/31/2011
ASSETS
Real Estate Assets
Operating Properties	$3,315,910	$3,445,455
Undeveloped Land & Construction in Progress	302,923	306,826
Total Real Estate, before Depreciation	3,618,833	3,752,281

Less: Accumulated Depreciation	(768,829)	(731,894)
Real Estate Assets Held for Sale, net	238,040	10,543
Net Real Estate Assets	3,088,044	3,030,930
Cash and Equivalents	4,931	6,452
Restricted Cash	23,528	43,489
Accounts Receivable, net	25,277	26,762
Notes Receivable	42,576	43,787
Prepaid Expenses	19,180	19,912
Deferred Debt and Lease Costs	24,810	22,408
Investment in Unconsolidated Subsidiaries	8,362	12,303
Other Assets	48,463	52,562
Total Assets	$3,285,171	$3,258,605

LIABILITIES
Unsecured Credit Facility	$183,624	$184,000
Notes and Mortgages Payable	1,644,140	1,575,727
Total Debt	1,827,764	1,759,727
Accounts Payable	36,965	50,266
Accrued Interest	15,911	11,923
Accrued Expenses	42,521	15,731
Investment in Unconsolidated Subsidiaries	6,967	31,577
Other Liabilities	36,335	25,208
Total Liabilities	1,966,463	1,894,432

Redeemable Common Units	160,093	159,582

EQUITY
Limited Partner's Noncontrolling Interest	700	728

Cumulative Earnings	1,271,911	1,267,958
Cumulative Distributions	(1,910,306)	(1,862,838)
Common Equity, including Additional Paid-in Capital	1,973,065	1,965,812
Treasury Shares, at Cost	(150,163)	(150,163)
Accumulated Other Comprehensive Loss	(26,592)	(16,906)
Total Equity, including Noncontrolling Interest	1,158,615	1,204,591
Total Liabilities and Equity	$3,285,171	$3,258,605

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)	As of	As of
	9/30/2012	12/31/2011
Basic
Shares	88,114	87,474
Operating Partnership Units (OP Units)	7,153	7,169
Total Shares & OP Units	95,267	94,643

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Third Quarter 2012

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2012 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	In	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	2,598	—	2,598	72	2,670	—	2,670	—	2,670
Austin	2,908	336	3,244	—	3,244	—	3,244	296	3,540
Birmingham	1,608	—	1,608	—	1,608	—	1,608	—	1,608
Charleston	1,578	312	1,890	—	1,890	—	1,890	—	1,890
Charlotte	4,530	321	4,851	—	4,851	—	4,851	434	5,285
Dallas/Fort Worth	3,688	590	4,278	29	4,307	256	4,563	—	4,563
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	802	2,558
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	2,328	666	2,994	74	3,068	—	3,068	—	3,068
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,437	—	1,437	—	1,437	—	1,437	—	1,437
Other	4,404	1,247	5,651	—	5,651	—	5,651	—	5,651

Total Portfolio	30,323	3,472	33,795	175	33,970	256	34,226	1,532	35,758

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)					PHYSICAL OCCUPANCY (3)

			Total NOI
	Same Property		Incl. JV's at		Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	Communities		Pro Rata % (4)		2012	2012	2012	2011	2011

Atlanta		8.2%	7.4%		96.9%	95.5%	96.5%	96.1%	95.3%
Austin		9.3%	9.1%		96.2%	96.7%	96.5%	96.0%	97.2%
Birmingham		5.0%	4.4%		96.7%	96.7%	96.5%	95.3%	95.6%
Charleston		5.2%	5.5%		96.1%	95.3%	96.9%	97.4%	96.8%
Charlotte		14.8%	14.3%		97.9%	96.4%	95.4%	95.9%	96.0%
Dallas/Fort Worth		10.8%	11.7%		97.0%	96.1%	95.1%	92.7%	93.5%
Huntsville		2.7%	2.4%		96.9%	97.4%	95.2%	93.7%	96.1%
Orlando		7.2%	6.4%		95.8%	95.8%	95.3%	96.0%	95.2%
Phoenix		3.7%	3.2%		98.2%	96.6%	95.8%	96.2%	97.7%
Raleigh		8.2%	9.7%		96.7%	95.7%	96.1%	96.1%	96.7%
Richmond		5.6%	4.9%		96.6%	94.0%	96.0%	96.0%	96.9%
Savannah		5.1%	4.5%		97.5%	94.8%	98.2%	96.8%	97.7%
Other		14.2%	16.5%		95.9%	96.2%	96.3%	95.8%	95.4%

Total Portfolio (5)		100.0%	100.0%		96.7%	96.0%	96.1%	95.6%	95.9%

Same Property (6)					96.7%	96.0%	96.0%	95.9%	96.1%

(1) Joint venture units shown represents the Company's pro-rata share of total units. There are 1,016 total units at the Company's partially-owned apartment communities.
(2) For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(3) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development. For a detailed occupancy listing by property, see the Multifamily Property Table on page 28.
(4) Based on total NOI from wholly-owned operating communities and the Company's pro-rata share of total NOI from joint venture communities.
(5) Total portfolio occupancy includes wholly-owned operating communities and joint venture communities.
(6) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Third Quarter 2012
($ in 000s, except property data and per unit amounts)

COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Nine Months Ended
	Homes	9/30/2012	9/30/2011	Change	9/30/2012	9/30/2011	Change
Property Revenue
Same Property Communities (2)	30,323	$82,013	$77,628	$4,385	$241,133	$228,554	$12,579
Non-Same Property Communities	3,472	10,042	4,686	5,356	27,895	9,290	18,605
Joint Venture Communities (3)	175	486	457	29	1,432	1,867	(435)
Lease up / Development Communities	1,788	688	—	688	780	—	780
Dispositions / Other	—	2	3,618	(3,616)	25	10,789	(10,764)
Total Property Revenue	35,758	$93,231	$86,389	$6,842	$271,265	$250,500	$20,765

Property Expenses
Same Property Communities (2)	30,323	$33,239	$32,594	$645	$95,884	$94,009	$1,875
Non-Same Property Communities	3,472	3,698	2,141	1,557	10,665	4,206	6,459
Joint Venture Communities (3)	175	218	202	16	627	889	(262)
Lease up / Development Communities	1,788	715	2	713	1,100	2	1,098
Dispositions / Other	—	—	1,815	(1,815)	3	5,153	(5,150)
Total Property Expenses	35,758	$37,870	$36,754	$1,116	$108,279	$104,259	$4,020

Property Net Operating Income
Same Property Communities (2)	30,323	$48,774	$45,034	$3,740	$145,249	$134,545	$10,704
Non-Same Property Communities	3,472	6,344	2,545	3,799	17,230	5,084	12,146
Joint Venture Communities (3)	175	268	255	13	805	978	(173)
Lease up / Development Communities	1,788	(27)	(2)	(25)	(320)	(2)	(318)
Dispositions / Other	—	2	1,803	(1,801)	22	5,636	(5,614)
Total Property Net Operating Income	35,758	$55,361	$49,635	$5,726	$162,986	$146,241	$16,745

CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Nine Months Ended
	Homes	9/30/2012	9/30/2011	Change	9/30/2012	9/30/2011	Change
Capitalized Expenses
Same Property Communities (2)	30,323	$8,182	$6,004	$2,178	$19,285	$14,780	$4,505
Non-Same Property Communities	3,472	445	98	347	1,141	178	963
Joint Venture Communities (3)	175	19	14	5	59	138	(79)
Dispositions / Other	—	163	436	(273)	491	861	(370)
Total Property Capitalized Expenses	33,970	$8,809	$6,552	$2,257	$20,976	$15,957	$5,019

Capitalized Expenses per Unit
Same Property Communities (2)	30,323	$270	$198	$72	$636	$487	$149
Non-Same Property Communities	3,472	128	28	100	329	51	277
Joint Venture Communities	175	109	80	29	337	789	(451)
Total Per Unit	33,970	$259	$193	$66	$617	$470	$148

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(2) The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.
(3) Includes the Company's pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Third Quarter 2012
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012 (1)

		Revenues			Expenses			NOI
	3Q12	3Q11	% Chg	3Q12	3Q11	% Chg	3Q12	3Q11	% Chg

Atlanta	$7,335	$7,060	3.9%	$3,351	$3,149	6.4%	$3,984	$3,911	1.9%
Austin	8,215	7,670	7.1%	3,680	3,620	1.7%	4,535	4,050	12.0%
Birmingham	4,113	3,876	6.1%	1,687	1,665	1.3%	2,426	2,211	9.7%
Charleston	4,212	4,048	4.1%	1,699	1,612	5.4%	2,513	2,436	3.2%
Charlotte	11,532	10,507	9.8%	4,301	4,403	(2.3)%	7,231	6,104	18.5%
Dallas / Fort Worth	9,861	9,146	7.8%	4,598	4,497	2.2%	5,263	4,649	13.2%
Huntsville	2,156	2,139	0.8%	818	791	3.4%	1,338	1,348	(0.7)%
Orlando	5,649	5,341	5.8%	2,130	2,011	5.9%	3,519	3,330	5.7%
Phoenix	2,718	2,570	5.8%	934	965	(3.2)%	1,784	1,605	11.2%
Raleigh	6,295	5,927	6.2%	2,315	2,276	1.7%	3,980	3,651	9.0%
Richmond	4,467	4,364	2.4%	1,728	1,726	0.1%	2,739	2,638	3.8%
Savannah	4,033	4,017	0.4%	1,553	1,511	2.8%	2,480	2,506	(1.0)%
Other	11,427	10,963	4.2%	4,445	4,368	1.8%	6,982	6,595	5.9%

Total Same Property (2)	$82,013	$77,628	5.6%	$33,239	$32,594	2.0%	$48,774	$45,034	8.3%

	Financial Occupancy (3)			Revenue per Unit (4)			Rent per Unit (5)
	3Q12	3Q11	% Chg	3Q12	3Q11	% Chg	3Q12	3Q11	% Chg

Atlanta	94.8%	94.6%	0.2%	$993	$958	3.7%	$813	$785	3.6%
Austin	95.9%	96.4%	(0.5)%	982	912	7.7%	833	771	8.0%
Birmingham	96.5%	95.5%	1.0%	884	841	5.1%	750	720	4.2%
Charleston	95.3%	97.9%	(2.6)%	934	873	7.0%	778	723	7.6%
Charlotte	96.5%	95.4%	1.1%	880	810	8.6%	736	681	8.1%
Dallas / Fort Worth	95.6%	94.1%	1.5%	932	879	6.0%	772	732	5.5%
Huntsville	96.3%	96.4%	(0.1)%	893	884	1.0%	736	731	0.7%
Orlando	95.5%	95.4%	0.1%	1,123	1,063	5.6%	954	910	4.8%
Phoenix	96.7%	96.0%	0.7%	984	938	4.9%	828	797	3.9%
Raleigh	96.7%	96.4%	0.3%	932	880	5.9%	798	753	6.0%
Richmond	93.8%	94.2%	(0.4)%	934	908	2.9%	767	742	3.4%
Savannah	95.4%	97.9%	(2.5)%	981	951	3.2%	821	801	2.5%
Other	95.3%	95.5%	(0.2)%	908	869	4.5%	765	739	3.5%

Total Same Property (2)	95.7%	95.6%	0.1%	$942	$892	5.6%	$789	$750	5.2%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(2) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Revenue per Unit is total revenue divided by total number of occupied units.
(5) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Year to Date 2012
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 (1)

		Revenues			Expenses			NOI
	2012	2011	% Chg	2012	2011	% Chg	2012	2011	% Chg

Atlanta	$21,808	$20,874	4.5%	$9,437	$9,084	3.9%	$12,371	$11,790	4.9%
Austin	24,077	22,503	7.0%	10,466	10,274	1.9%	13,611	12,229	11.3%
Birmingham	12,086	11,381	6.2%	4,834	4,820	0.3%	7,252	6,561	10.5%
Charleston	12,452	11,818	5.4%	4,904	4,807	2.0%	7,548	7,011	7.7%
Charlotte	33,384	30,836	8.3%	12,664	12,587	0.6%	20,720	18,249	13.5%
Dallas / Fort Worth	28,762	27,270	5.5%	13,227	12,809	3.3%	15,535	14,461	7.4%
Huntsville	6,408	6,270	2.2%	2,418	2,334	3.6%	3,990	3,936	1.4%
Orlando	16,632	15,887	4.7%	6,229	5,986	4.1%	10,403	9,901	5.1%
Phoenix	8,055	7,422	8.5%	2,704	2,720	(0.6)%	5,351	4,702	13.8%
Raleigh	18,270	17,281	5.7%	6,552	6,557	(0.1)%	11,718	10,724	9.3%
Richmond	13,236	12,883	2.7%	5,053	5,039	0.3%	8,183	7,844	4.3%
Savannah	12,141	11,769	3.2%	4,375	4,255	2.8%	7,766	7,514	3.4%
Other	33,822	32,360	4.5%	13,021	12,737	2.2%	20,801	19,623	6.0%

Total Same Property (2)	$241,133	$228,554	5.5%	$95,884	$94,009	2.0%	$145,249	$134,545	8.0%

	Financial Occupancy (3)			Revenue per Unit (4)			Rent per Unit (5)
	2012	2011	% Chg	2012	2011	% Chg	2012	2011	% Chg

Atlanta	95.0%	94.1%	0.9%	$981	$949	3.4%	$802	$773	3.8%
Austin	95.9%	96.0%	(0.1)%	959	895	7.2%	812	754	7.7%
Birmingham	96.1%	95.3%	0.8%	869	825	5.3%	739	707	4.5%
Charleston	95.8%	97.1%	(1.3)%	915	857	6.8%	764	712	7.3%
Charlotte	95.4%	95.1%	0.3%	858	796	7.8%	719	669	7.5%
Dallas / Fort Worth	94.3%	94.5%	(0.2)%	919	869	5.8%	761	723	5.3%
Huntsville	95.1%	95.9%	(0.8)%	895	869	3.0%	736	719	2.4%
Orlando	95.0%	95.6%	(0.6)%	1,108	1,051	5.4%	945	898	5.2%
Phoenix	95.8%	94.4%	1.4%	981	918	6.9%	829	783	5.9%
Raleigh	95.5%	95.8%	(0.3)%	913	861	6.0%	782	741	5.5%
Richmond	94.3%	94.8%	(0.5)%	918	888	3.4%	756	729	3.7%
Savannah	96.5%	98.1%	(1.6)%	973	928	4.8%	819	783	4.6%
Other	95.3%	95.4%	(0.1)%	672	642	4.7%	757	729	3.8%

Total Same Property (2)	95.3%	95.4%	(0.1)%	$927	$878	5.6%	$777	$738	5.3%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(2) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Revenue per Unit is total revenue divided by total number of occupied units.
(5) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Third Quarter 2012
($ in 000s, except property data amounts)

SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	3Q12	2Q12	% Chg	3Q12	2Q12	% Chg	3Q12	2Q12	% Chg

Atlanta	$7,335	$7,275	0.8%	$3,351	$3,063	9.4%	$3,984	$4,212	(5.4)%
Austin	8,215	8,031	2.3%	3,680	3,441	6.9%	4,535	4,590	(1.2)%
Birmingham	4,113	4,021	2.3%	1,687	1,579	6.8%	2,426	2,442	(0.7)%
Charleston	4,212	4,161	1.2%	1,699	1,631	4.2%	2,513	2,530	(0.7)%
Charlotte	11,532	11,060	4.3%	4,301	4,115	4.5%	7,231	6,945	4.1%
Dallas / Fort Worth	9,861	9,549	3.3%	4,598	4,302	6.9%	5,263	5,247	0.3%
Huntsville	2,156	2,148	0.4%	818	800	2.3%	1,338	1,348	(0.7)%
Orlando	5,649	5,555	1.7%	2,130	2,062	3.3%	3,519	3,493	0.7%
Phoenix	2,718	2,685	1.2%	934	892	4.7%	1,784	1,793	(0.5)%
Raleigh	6,295	6,054	4.0%	2,315	2,125	8.9%	3,980	3,929	1.3%
Richmond	4,467	4,397	1.6%	1,728	1,705	1.3%	2,739	2,692	1.7%
Savannah	4,033	4,055	(0.5)%	1,553	1,376	12.9%	2,480	2,679	(7.4)%
Other	11,427	11,286	1.2%	4,445	4,306	3.2%	6,982	6,980	—%

Total Same Property (1)	$82,013	$80,277	2.2%	$33,239	$31,397	5.9%	$48,774	$48,880	(0.2)%

	Financial Occupancy (2)			Revenue per Unit (3)			Rent per Unit (4)
	3Q12	2Q12	% Chg	3Q12	2Q12	% Chg	3Q12	2Q12	% Chg

Atlanta	94.8%	95.2%	(0.4)%	$993	$980	1.3%	$813	$800	1.6%
Austin	95.9%	95.8%	0.1%	982	961	2.2%	833	809	3.0%
Birmingham	96.5%	96.5%	—%	884	864	2.3%	750	736	1.9%
Charleston	95.3%	95.4%	(0.1)%	934	921	1.4%	778	764	1.8%
Charlotte	96.5%	94.9%	1.6%	880	857	2.7%	736	717	2.6%
Dallas / Fort Worth	95.6%	93.7%	1.9%	932	921	1.2%	772	762	1.3%
Huntsville	96.3%	95.5%	0.8%	893	897	(0.4)%	736	734	0.3%
Orlando	95.5%	95.0%	0.5%	1,123	1,110	1.2%	954	946	0.8%
Phoenix	96.7%	94.6%	2.1%	984	994	(1.0)%	828	836	(1.0)%
Raleigh	96.7%	94.7%	2.0%	932	915	1.9%	798	778	2.6%
Richmond	93.8%	94.1%	(0.3)%	934	916	2.0%	767	754	1.7%
Savannah	95.4%	96.8%	(1.4)%	981	972	0.9%	821	821	—%
Other	95.3%	95.5%	(0.2)%	908	895	1.5%	765	757	1.1%

Total Same Property (1)	95.7%	95.1%	0.6%	$942	$928	1.5%	$789	$777	1.5%

(1) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.
(2) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(3) Revenue per Unit is total revenue divided by total number of occupied units.
(4) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Operating Expenses Comparisons
Third Quarter 2012
($ in 000s)

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012

					% of Operating Expense
	3Q12	3Q11	$ Change	% Change	3Q12	3Q11	Change

On-site Payroll (1)	$8,494	$8,165	$329	4.0%	25.6%	25.1%	0.5%
Real Estate Taxes	7,864	7,532	332	4.4%	23.7%	23.1%	0.6%
Utilities (2)	7,725	7,657	68	0.9%	23.2%	23.5%	(0.3)%
Repairs and Maintenance (3)	6,209	6,317	(108)	(1.7)%	18.7%	19.4%	(0.7)%
Insurance	1,214	1,061	153	14.4%	3.7%	3.3%	0.4%
General and Administrative	1,156	1,224	(68)	(5.6)%	3.5%	3.8%	(0.3)%
Advertising and Promotions	577	638	(61)	(9.6)%	1.7%	2.0%	(0.3)%

Total Same Property (4)	$33,239	$32,594	$645	2.0%	100.0%	100.0%

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

					% of Operating Expense
	2012	2011	$ Change	% Change	2012	2011	Change

On-site Payroll (1)	$24,944	$23,698	$1,246	5.3%	26.0%	25.2%	0.8%
Real Estate Taxes	23,661	22,698	963	4.2%	24.7%	24.1%	0.6%
Utilities (2)	21,806	21,482	324	1.5%	22.7%	22.9%	(0.2)%
Repairs and Maintenance (3)	16,905	17,082	(177)	(1.0)%	17.6%	18.2%	(0.5)%
Insurance	3,308	3,501	(193)	(5.5)%	3.5%	3.7%	(0.3)%
General and Administrative	3,451	3,481	(30)	(0.9)%	3.6%	3.7%	(0.1)%
Advertising and Promotions	1,809	2,067	(258)	(12.5)%	1.9%	2.2%	(0.3)%

Total Same Property (4)	$95,884	$94,009	$1,875	2.0%	100.0%	100.0%

(1) On-site payroll - Includes payroll and related expenses for on-site personnel including property managers, leasing consultants and maintenance staff.
(2) Utilities - Represents gross expenses prior to any recoveries from tenants and includes bulk cable program expenses. Recoveries are reflected in "Other
Property Related Revenue".
(3) Repairs and maintenance - Includes general maintenance costs, unit turnover costs including interior painting, routine landscaping, security, exterminating, fire protection, roof and parking lot repairs and other miscellaneous repair costs.
(4) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property communities, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TURST
Unconsolidated Joint Ventures
($ in 000s)

JOINT VENTURE OPERATIONS

	Three Months Ended		Nine Months Ended
OPERATING DATA (1)	9/30/2012	9/30/2011	9/30/2012	9/30/2011

Property Revenues
Rental Revenue	$1,520	$7,030	$11,120	$21,020
Other Property Revenue	148	260	713	819
Total Property Revenues	1,668	7,290	11,833	21,839

Property Expenses
Property Operating and Maintenance	344	1,537	2,724	4,464
Taxes, License and Insurance	173	714	1,347	2,302
Total Property Expenses	517	2,251	4,071	6,766

Net Operating Income (NOI)	1,151	5,039	7,762	15,073

Other Income (Expense)
Interest, net	(675)	(2,719)	(5,240)	(8,619)
Depreciation and Amortization (2)	(206)	(2,900)	(2,813)	(7,438)
Other	(477)	(38)	(603)	(145)
Total Other Expenses	(1,358)	(5,657)	(8,656)	(16,202)

Gain on Sale of Properties, net	(310)	—	22,399	38
(Loss) Income from Partially-Owned Investments	$(517)	$(618)	$21,505	$(1,091)

			As of
BALANCE SHEET DATA (3)			9/30/2012	12/31/2011

Real Estate Assets, net (4)			$304,714	$1,058,107
Other Assets, net			26,242	78,564
Total Assets			$330,956	$1,136,671

Notes Payable			$212,064	$957,068
Other Liabilities			90,257	106,068
Total Liabilities			302,321	1,063,136

Member's Equity			28,635	73,535
Total Liabilities and Member's Equity			$330,956	$1,136,671

Colonial's Equity Investment (5)			$1,395	$(19,274)
Colonial's Pro-rata Share of Debt			$35,743	$147,842

(1) Operating data represents the Company's pro-rata share of revenues, expenses and NOI.
(2) Includes amortization of excess basis differences for certain joint ventures.
(3) Balance sheet data reported at 100%.
(4) Effective June 30, 2012, the Company redeemed its remaining 15% ownership interest in the 18-asset DRA/CLP joint venture.
(5) Includes distributions in excess of investment balance for one joint venture. This joint venture is presented as a "Liability" on the Company's Balance Sheet as of September 30, 2012.

COLONIAL PROPERTIES TRUST
Real Estate Joint Ventures
September 30, 2012
($ in 000s)

JOINT VENTURE INVESTMENTS
	MULTIFAMILY	COMMERCIAL				TOTAL
		DRA/CLP (1)	Bluerock	Other	Total Commercial

Number of Properties	5	—	9	3	12	17
Total Units/GLA (2)	1,016	—	1,703	833	2,536
Gross Investments in Real Estate (3)	$102,317	$—	$237,284	$52,696	$289,980	$392,297
Construction in Progress	$12,693	$—	$—	$—	$—	$12,693
Mortgages and Notes Payable	$65,208	$—	$106,636	$40,218	$146,854	$212,062
Ownership Interest	16%	—%	10%	31%
Average Interest Rate	5.77%	—%	6.47%	6.10%
Average Remaining Term (in months)	30	—	62	3
% Fixed Rate Debt	100%	—%	100%	100%
% Variable Rate Debt	—%	—%	—%	—%

JOINT VENTURE OPERATING SUMMARY FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012
	MULTIFAMILY	COMMERCIAL				TOTAL
		DRA/CLP (1)	Bluerock	Other	Total Commercial

Total Revenue	$2,859	$—	$6,483	$1,789	$8,272	$11,131
Operating Expenses	2,526	—	2,020	477	2,497	5,023
Net Operating Income	333	—	4,463	1,312	5,775	6,108
Interest Expense	878	—	3,316	568	3,884	4,762
Other (Income) Expenses	23	—	25	12	37	60
Loss on Sale of Property	—	310	—	—	310	310
Depreciation & Amortization	910	—	2,604	138	2,742	3,652
Net (Loss) Income	$(1,478)	$(310)	$(1,482)	$594	$(1,198)	$(2,676)

Colonial Share of Net (Loss) Income (5)	$(499)	$(310)	$(48)	$340	$(18)	$(517)

JOINT VENTURE OPERATING SUMMARY FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
	MULTIFAMILY	COMMERCIAL				TOTAL
		DRA/CLP (1)	Bluerock	Other	Total Commercial

Total Revenue	$8,401	$46,173	$19,233	$4,956	$70,362	$78,763
Operating Expenses	5,087	18,695	5,933	1,612	26,240	31,327
Net Operating Income	3,314	27,478	13,300	3,344	44,122	47,436
Interest Expense	2,627	21,042	9,923	1,794	32,759	35,386
Other (Income) Expenses	65	114	74	79	267	332
(Gain) Loss on Sale of Property	—	(22,603)	—	205	(22,398)	(22,398)
Depreciation & Amortization	2,803	17,468	7,860	782	26,110	28,913
Net (Loss) Income	$(2,181)	$11,457	$(4,557)	$484	$7,384	$5,203

Colonial Share of Net (Loss) Income (5)	$(584)	$21,789	$(156)	$456	$22,089	$21,505

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 28-32.

(1) Effective June 30, 2012, the Company redeemed its remaining 15% ownership interest in the 18-asset DRA/CLP joint venture. As a result of the transaction, the Company recognized a gain of approximately $21.9 million, the majority of which had been deferred since the original transaction that occurred in 2007. During the three months ended September 30, 2012, the Company recognized a $0.3 million loss resulting from this transaction due to additional transaction costs.
(2) Gross leasable area (in 000s) includes anchor-owned square footage.
(3) Represents gross investment in real estate at 100% (excluding depreciation).
(5) Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

COLONIAL PROPERTIES TRUST
Commercial Operational Statistics
Third Quarter 2012
	As of				As of
	9/30/2012	9/30/2011			9/30/2012	9/30/2011
Base rent per square foot - Straight-line			Square Feet (in 000's)
Office			Office
Consolidated	$26.03	$26.51	Consolidated		1,154	1,330
Unconsolidated	15.12	19.33	Unconsolidated (2)(3)		180	918
Retail (1)			Retail
Consolidated	$22.37	$22.58	Consolidated		1,207	1,240
Unconsolidated	20.32	21.92	Unconsolidated (2)(3)		91	440
Base rent per square foot - Cash
Office
Consolidated	$26.04	$25.98
Unconsolidated	15.37	19.11
Retail (1)
Consolidated	$22.44	$22.66
Unconsolidated	20.27	21.90

(1) This calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.
(2) Square footage includes the Company's weighted square footage for partially-owned unconsolidated properties based on the Company's ownership percentage. See Appendix page 31 for additional details.
(3) Effective June 30, 2012, the Company redeemed its remaining 15% ownership interest in the 18-asset DRA/CLP joint venture.

OFFICE LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2012	71	3%	$989	2%	13	1%	$222	1%
2013	214	8%	3,602	7%	41	3%	807	3%
2014	271	10%	4,472	9%	81	7%	1,686	7%
2015	654	25%	11,527	24%	114	9%	2,193	9%
2016	184	7%	3,582	7%	49	4%	901	4%
2017+	1,260	47%	24,160	51%	936	76%	17,985	76%
Total Leased SF	2,654		$48,332		1,234		$23,794

RETAIL LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2012	7	1%	$153	1%	6	1%	$126	1%
2013	141	10%	2,592	12%	108	9%	2,011	11%
2014	62	4%	1,302	6%	55	5%	1,180	6%
2015	138	10%	2,175	10%	100	8%	1,826	10%
2016	235	17%	2,260	10%	232	20%	2,198	11%
2017+	797	58%	13,114	61%	683	57%	11,515	61%
Total Leased SF	1,380		$21,596		1,184		$18,856

OFFICE CAPITAL EXPENDITURES
			Three Months Ended		Nine Months Ended
Capital Expenditures ($ in 000s)			9/30/2012	9/30/2011	9/30/2012	9/30/2011
Regular Maintenance			$67	$132	$241	$261
Tenant Improvements			7	228	1,013	627
Leasing Commissions			46	571	506	941
Total			$120	$931	$1,760	$1,829
Less: Unconsolidated Assets			(50)	(852)	(1,277)	(1,458)
Total - Consolidated Assets			$70	$79	$483	$371

RETAIL CAPITAL EXPENDITURES
			Three Months Ended		Nine Months Ended
Capital Expenditures ($ in 000s)			9/30/2012	9/30/2011	9/30/2012	9/30/2011
Regular Maintenance			$42	$25	$330	$62
Tenant Improvements			—	55	31	105
Leasing Commissions			47	78	230	257
Total			$89	$158	$591	$424
Less: Unconsolidated Assets			(22)	(91)	(75)	(168)
Total - Consolidated Assets			$67	$67	$516	$256

COLONIAL PROPERTIES TRUST
Real Estate Activities
Third Quarter 2012

ACQUISITIONS

						Stabilized
					Acquisition	Cap
	Location		Date	Units	Basis	Rate	Remarks
					($ MM)
Multifamily
Colonial Grand at Brier Falls	Raleigh, NC		Jan-2012	350	$45.0	5.6%
Colonial Grand at Fairview	Dallas, TX		May-2012	256	29.8	6.6%
Colonial Grand at Research Park (1)	Raleigh, NC		Oct-2012	370	38.0	6.1%	Acquired remaining 80% interest in asset.
					$112.8

(1) Acquisition basis includes the Company's previously owned 20% equity investment in the asset.

DISPOSITIONS

					Sales	Cap
	Location		Date	SF (in 000s)	Price	Rate	Remarks
					($ MM)
Commercial
Colonial Promenade Madison	Huntsville, AL		Feb-2012	111	$3.0	8.4%	25% Ownership Interest
DRA/CLP (18 assets)	Multiple		Jun-2012	5,220	113.3	7.2%	15% Ownership Interest
Colonial Promenade Alabaster	Birmingham, AL		Oct-2012	612	37.4	8.2%
					$153.7

RESIDENTIAL FOR-SALE DEVELOPMENTS
					Units	Units
			Average Price		Closed	Closed
			of Units/Lots	Projected	in Current	Project to	Under	Remaining
Project	Location	Units	Closed	Sell Out	Quarter	Date	Contract (1)	Units/Lots
Metropolitan Midtown	Charlotte, NC	101	$378,214	4Q12 - 4Q13	2	94	1	6
Whitehouse Creek (lots)	Mobile, AL	59	$61,825	2Q13 - 4Q16	—	20	—	39
		160			2	114	1	45

(1) Units under contract are stated as of the end of the quarter. There can be no assurance that units under contract will close.

There can be no assurances of the amount, margin or velocity of future for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)
									Development Costs
						Initial
		Units			Start	Occp.	Compl.	Stab.	Total	Thru
	Location	Total	Deliv'd	Leased	Date	Date	Date	Date	Cost	3Q12	After
Multifamily
CG at Double Creek	Austin, TX	296	70	105	1Q11	3Q12	1Q13	4Q13	$31.7	$23.0	$8.7
CG at Lake Mary (Phase I)	Orlando, FL	232	122	164	3Q11	2Q12	1Q13	3Q13	30.3	24.9	5.4
CG at Lake Mary (Phase II)	Orlando, FL	108	n/a	n/a	1Q12	1Q13	1Q13	1Q14	13.9	7.4	6.5
CR at South End	Charlotte, NC	353	n/a	n/a	1Q12	2Q13	4Q13	4Q14	59.3	21.5	37.8
CG at Ayrsley (Phase II)	Charlotte, NC	81	n/a	n/a	2Q12	3Q13	2Q13	2Q14	9.1	2.1	7.0
CG at Randal Park	Orlando, FL	462	n/a	n/a	2Q12	3Q13	1Q14	1Q15	57.0	17.4	39.6
		1,532
				Total Active Development Projects					$201.3	$96.3	$105.0
				Future Development Projects (see below)						70.2
				Investment Land (see below)						136.4
				Total Properties Under Development (per Balance Sheet)						$302.9

FUTURE DEVELOPMENT PIPELINE / LAND AND ASSETS HELD FOR SALE
						Future		Investment		Held
	Location	Units / SF				Development		Land		For Sale
Multifamily
CG at Thunderbird	Phoenix, AZ	244				$8.0		$—		$—
CG at Sweetwater	Phoenix, AZ	195				7.2		—		—
CG at Azure	Las Vegas, NV	390				10.6		—		—
CG at Bellevue (Phase II)	Nashville, TN	220				3.6		—		—
Total Multifamily Assets						$29.4		$—		$—

Commercial
Colonial Promenade Huntsville	Huntsville, AL					$4.5		$—		$—
Colonial Promenade Nord du Lac (1)	Covington, LA	236,000				25.4		—		—
Randal Park	Orlando, FL					10.9		—		—
Outparcels / Pads						—		14.5		3.8
Total Commercial Assets						$40.8		$14.5		$3.8

Multifamily						$—		$8.9		$96.6
Commercial						—		43.1		129.9
Condo / Townhome						—		—		5.3
For-sale Residential Land						—		69.9		2.4
Total Projects						$70.2		$136.4		$238.0

(1) Total cost to date for this project, including Phase I, is presented net of $25.8 million of impairment charges recorded in 4Q09 and 4Q08.

COLONIAL PROPERTIES TRUST
Debt Summary
As of September 30, 2012

QUARTERLY DEBT SUMMARY
($ In 000s)
	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat'y	Debt	%	Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit	$183,624	10%	1.6%	3.5	$183,624	10%	1.6%	3.5
Unsecured Other	951,347	52%	5.1%	3.6	951,347	51%	5.1%	3.6
Secured	692,793	38%	5.6%	6.5	728,536	39%	5.6%	6.2
Total Debt	$1,827,764	100%	4.9%	4.6	$1,863,507	100%	5.0%	4.6

Fixed/Floating
Fixed Rate Debt	$1,631,596	89%	5.3%	4.8	$1,667,339	89%	5.3%	4.7
Floating Rate Debt	196,168	11%	1.7%	3.5	196,168	11%	1.7%	3.5
Total Debt	$1,827,764	100%	4.9%	4.6	$1,863,507	100%	5.0%	4.6

PRINCIPAL DEBT MATURITY SCHEDULE
($ In MMs)

LINE OF CREDIT

	9/30/2012	12/31/2011	Interest Rate	Due

Floating	$183,624	$184,000	1.61%	3/29/2016
Total Outstanding on LOC	$183,624	$184,000	1.61%

Notes:
- In addition to the $500MM LOC, Wells Fargo has provided a $35MM Cash Management Line.
- 10 Banks participate in the LOC, co-led by Wells Fargo and Bank of America.
- The Facility is priced based on the Company's Senior Unsecured Debt Rating.
- The interest rate on the LOC is LIBOR + 140.0 bps, and the facility fee is 30.0 bps.
- 4-year facility through March 2016, plus a 1-year extension option.

COLONIAL PROPERTIES TRUST
Debt Summary
As of September 30, 2012

PUBLIC RATINGS
					Senior Unsecured
					Rating	Outlook
Fitch Ratings	George Hoglund		212-908-9149		BB+	Positive
Moody's Investor Services	Karen Nickerson		212-553-4924		Baa3	Stable
Standard & Poor's	Eugene Nusinzon		212-438-2449		BBB-	Positive

COVERAGE RATIOS
			3Q11	YTD '11		3Q12	YTD '12
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)			0.6	0.6		0.7	0.7

Supplemental Coverage Ratios (KPIs)
Interest Coverage (2)			2.2	2.3		2.4	2.4
Fixed Charge Coverage (3)			2.1	2.2		2.3	2.3
Fixed Charge w/ Capitalized Interest (4)			2.1	2.2		2.3	2.3

See Page 27 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company's financial status.

(1) The deficiency of the ratio of earnings to fixed charges for the three and nine months ended September 30, 2012 and 2011 is primarily a result of non-cash depreciation and amortization expense.
(2) Adjusted EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management used this ratio to make balance sheet management decisions.
(3) Adjusted EBITDA/Interest Exp + Pfd Dividends + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
(4) Adjusted EBITDA/Interest Exp + Capitalized Interest + Pfd Div + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The
Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12	4Q12
Total Debt to Total Assets cannot exceed 60%	47.8%	45.9%	45.7%	46.6%	46.9%	46.3%	46.0%
Secured Debt to Total Assets cannot
exceed 40%	21.7%	21.3%	21.4%	20.5%	20.2%	17.9%	17.9%
Total Unencumbered Assets to Unsecured Debt
must be at least 150%	250.9%	270.0%	279.2%	259.6%	254.1%	248.1%	249.7%
Consolidated Income Available for Debt Service
Charges must be at least 1.50/1	2.1x	2.2x	2.2x	2.2x	2.2x	2.2x	2.2x

COLONIAL PROPERTIES TURST
Debt Summary
As of September 30, 2012

TOTAL MARKET CAPITALIZATION
($ In 000s)
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12	4Q12
Consolidated Debt	$1,767,619	$1,703,998	$1,681,720	$1,759,727	$1,801,759	$1,842,032	$1,827,764
Unconsolidated Debt	200,887	188,992	188,803	147,842	147,668	35,932	35,743
Total Debt	1,968,506	1,892,990	1,870,523	1,907,569	1,949,427	1,877,964	1,863,507
Preferred Stock
7.25% Series B (Units) (1)	50,000	50,000	50,000	—	—	—	—

Market Equity (Shares & Units)	1,737,178	1,919,631	1,717,119	1,974,253	2,065,932	2,107,285	2,005,364
Total Market Capitalization	$3,755,684	$3,862,621	$3,637,642	$3,881,822	$4,015,359	$3,985,249	$3,868,871

Debt / Total Market Capitalization	52.4%	49.0%	51.4%	49.1%	48.5%	47.1%	48.2%

(1) During December 2011, the Company redeemed the remaining 50% of its outstanding Series B Units.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s)

SUPPLEMENTAL DATA

	3Q12	3Q11	YTD 12	YTD 11
Consolidated
Straight Line Rents	$106	$445	449	1,467
Percentage Rents	19	29	278	267
Capitalized Interest	389	122	924	245
Debt - Principal Amortization	729	545	1,868	1,405
Amortization of Stock Compensation	2,087	1,479	6,087	4,477
Unconsolidated (1)
Straight Line Rents	1	17	206	225
Interest Expense	668	2,697	5,202	8,559
Debt - Principal Amortization	189	189	551	566
Amortization of Deferred Financing Costs	8	25	42	69

(1) The unconsolidated revenue and expense data are comprised of the Company's percentage of the applicable line item, which is calculated in accordance with
GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company's rights to cash flows and debt obligations related to the Company's unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management's view of evaluating current operating performance and trends.

INVESTMENT ACTIVITY

	3Q12	3Q11	YTD 12	YTD 11
Acquisitions
Multifamily	$—	$90,300	$74,775	$200,795
Acquisitions, Consolidated Assets	$—	$90,300	$74,775	$200,795

Development Expenditures
Multifamily	$19,736	$11,663	$57,827	$20,280
Commercial	503	837	6,688	5,078
For-Sale / Other	567	107	1,900	313
Development, Consolidated Assets	20,806	12,607	66,415	25,671
Less: Infrastructure Reimbursement from City/County	—	—	—	(267)
Development, Consolidated Assets	$20,806	$12,607	$66,415	$25,404

Proceeds from Sales of Properties, Net of Selling Costs
Commercial	$5,580	$105,750	$8,580	$105,750
For-Sale / Other	1,637	1,276	4,062	3,663
Outparcels / Land	2,139	9,450	2,402	12,430
Corporate Assets	96	—	96	—
Total, including subs	9,452	116,476	15,140	121,843
Selling Costs	(408)	(893)	(727)	(1,598)
Outparcels / Land	(2,139)	(9,450)	(2,139)	(11,925)
Less: Unconsolidated - net (1)	—	—	(3,263)	(505)
Sales, Net - Consolidated Assets	$6,905	$106,133	$9,011	$107,815

(1) Outparcels/Land sales for the nine months ended September 30, 2012 and 2011 include outparcel sales at some of the Company's unconsolidated commercial properties.

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data in making financing and capital decisions.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF REVENUES

	3Q12	3Q11	YTD 12	YTD 11
Divisional Total Revenues
Multifamily - Same Property	$82,013	$77,628	$241,133	$228,554
Multifamily - Non-Same Property (1)	11,227	8,776	30,160	21,992
Commercial	13,693	19,626	49,080	58,450
Total Divisional Revenues	106,933	106,030	320,373	308,996

Less: Unconsolidated Revenue - Multifamily	(489)	(462)	(1,441)	(1,877)
Less: Unconsolidated Revenue - Commercial	(1,165)	(6,813)	(10,349)	(19,918)
Discontinued Operations	(8,452)	(12,019)	(25,602)	(36,413)
Unallocated Corporate Revenue	1,275	1,967	4,090	5,950
Consolidated Revenue Adjusted - '11 Discontinued Operations (2)	98,102	88,703	287,071	256,738

Add: Additional Discontinued Operations Revenue, post filing (3)	—	8,402	—	25,606
Total Consolidated Revenue, per 10-Q (4)	$98,102	$97,105	$287,071	$282,344

RECONCILIATION OF EXPENSES

	3Q12	3Q11	YTD 12	YTD 11
Divisional Total Expenses
Multifamily - Same Property	$33,239	$32,594	$95,884	$94,009
Multifamily - Non-Same Property (1)	5,032	4,668	13,531	11,423
Commercial	4,515	6,606	16,169	18,857
Total Divisional Expenses	42,786	43,868	125,584	124,289

Less: Unconsolidated Expenses - Multifamily	(236)	(218)	(673)	(941)
Less: Unconsolidated Expenses - Commercial	(342)	(2,283)	(3,821)	(6,582)
Discontinued Operations	(6,181)	(5,250)	(12,700)	(14,897)
Impairment - Discontinued Operations (5)	2,979	—	3,251	—
Total Property Operating Expenses	39,006	36,117	111,641	101,869
Property Management Expense	3,238	2,395	9,085	6,998
General and Administrative Expense	5,896	5,204	17,108	15,595
Management Fee and Other Expenses	1,392	2,028	5,206	5,681
Investment and Development Expenses (6)	41	458	632	1,437
Impairment and Other Losses	547	100	1,441	2,344
Depreciation	29,804	28,032	87,968	83,292
Amortization	1,490	1,961	4,632	5,545
Consolidated Expense Adjusted - '11 Discontinued Operations (2)	81,414	76,295	237,713	222,761

Add: Additional Discontinued Operations Expense, post filing (3)	—	6,565	—	19,869
Total Consolidated Expense, per 10-Q (4)	$81,414	$82,860	$237,713	$242,630

________________________
Notes on following page.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF NOI

	3Q12	3Q11	YTD 12	YTD 11
Divisional Total NOI
Multifamily - Same Property	$48,774	$45,034	$145,249	$134,545
Multifamily - Non-Same Property (1)	6,195	4,108	16,629	10,569
Commercial	9,178	13,020	32,911	39,593
Total Divisional NOI	64,147	62,162	194,789	184,707

Less: Unconsolidated NOI - Multifamily	(253)	(244)	(768)	(936)
Less: Unconsolidated NOI - Commercial	(823)	(4,530)	(6,528)	(13,336)
Discontinued Operations	(2,271)	(6,769)	(12,902)	(21,516)
Impairment - Discontinued Operations (5)	(2,979)	—	(3,251)	—
Unallocated Corporate Revenue	1,275	1,967	4,090	5,950
Property Management Expense	(3,238)	(2,395)	(9,085)	(6,998)
General and Administrative Expense	(5,896)	(5,204)	(17,108)	(15,595)
Management Fee and Other Expenses	(1,392)	(2,028)	(5,206)	(5,681)
Investment and Development Expenses (6)	(41)	(458)	(632)	(1,437)
Impairment and Other Losses	(547)	(100)	(1,441)	(2,344)
Depreciation	(29,804)	(28,032)	(87,968)	(83,292)
Amortization	(1,490)	(1,961)	(4,632)	(5,545)
Income from Operations	16,688	12,408	49,358	33,977
Total Other Income (Expense)	(24,627)	(23,959)	(50,922)	(67,909)
Loss from Continuing Operations (7)	(7,939)	(11,551)	(1,564)	(33,932)
Discontinued Operations	—	1,917	—	5,954
Loss from Continuing Operations, per 10-Q (4)	$(7,939)	$(9,634)	$(1,564)	$(27,978)

(1) Includes operations from for-sale portfolio.
(2) Reflects total consolidated revenue and total consolidated expense (as applicable), adjusted to reflect discontinued operations classifications made after filing of prior period financials.
(3) Adjustment to prior period financials to reflect discontinued operations classifications made after filing of prior period financials.
(4) For prior period, reflects total consolidated revenue, expense or income (loss) from continuing operations (as applicable) as presented in prior period financials (i.e., excluding adjustment for discontinued operations classifications made after filing of prior period financials).
(5) Includes non-cash impairment charges recorded on one of the Company's commercial assets, which is currently classified as held for sale.
(6) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(7) Income (Loss) from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated periods in accordance with ASC 205-20.

DATA FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011

	3Q12	3Q11	YTD 12	YTD 11
Assets Sold
Revenue from Assets Sold	$—	$3,860	$43	$12,209
Expenses from Assets Sold	160	2,247	482	6,153
(NOL)/NOI from Assets Sold	$(160)	$1,613	$(439)	$6,056

Assets Held for Sale
Revenue from Assets Held for Sale	$8,452	$8,158	$25,558	$24,204
Expenses from Assets Held for Sale (1)	3,042	3,002	8,966	8,744
NOI from Assets Held for Sale	$5,410	$5,156	$16,592	$15,460

(1) The three and nine month periods ended September 30, 2012 excludes $3.0 million and $3.3 million in non-cash impairment charges, respectively, recorded on one of the Company's commercial assets.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

NOI FROM DISCONTINUED OPERATIONS
NOI/(NOL) as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of September 30, 2012). A reconciliation of income from operations from properties sold or held for sale to NOI/(NOL) for these properties is as follows:

	3Q12	3Q11	YTD 12	YTD 11
Income from discontinued operations	$977	$2,325	$5,882	$6,907
Adjustment for:
Impairment	2,979	—	3,251	—
Interest (income) expense, net	(37)	283	(76)	870
Debt cost amortization expense	—	7	—	20
Depreciation and amortization expense	1,331	4,154	7,096	13,719
NOI from discontinued operations	$5,250	$6,769	$16,153	$21,516

(NOL)/NOI from assets sold	(160)	1,613	(439)	6,056
NOI from assets held for sale	5,410	5,156	16,592	15,460
NOI from discontinued operations	$5,250	$6,769	$16,153	$21,516

ADJUSTED EBITDA RECONCILIATION

	3Q12	3Q11	YTD 12	YTD 11
Net (Loss) Income Available to Common Shareholders	$(6,450)	$12,499	$3,953	$(5,629)

Consolidated
Noncontrolling Interest	(524)	1,040	322	(487)
(Income)/Loss - Unconsolidated Assets	517	618	(21,505)	1,091
Preferred Dividends	—	906	—	2,719
Interest Expense	23,037	22,678	69,367	64,676
Amortization of Deferred Financing Costs	1,450	1,225	4,286	3,536
Income Tax Expense	224	221	690	740
Depreciation & Amortization	32,625	34,147	99,696	102,557
(Gain)/Loss on Sale of Property (Continuing & Discontinued Operations)	(142)	(23,751)	108	(23,695)
Gain/(Loss) on Sale of Undepreciated Property (1)	142	75	(128)	6
Impairment	3,495	—	4,662	1,773
Amortization of Stock-Based Compensation Expense	2,087	1,479	6,087	4,477
Adjusted EBITDA from Consolidated Properties	56,461	51,137	167,538	151,764
Unconsolidated
Reverse: Income/(Loss) - Unconsolidated Assets	(517)	(618)	21,505	(1,091)
Interest Expense	668	2,697	5,202	8,559
Amortization of Deferred Financing Costs	8	25	42	69
Depreciation & Amortization	437	3,258	4,134	9,048
Impairment	460	—	556	18
(Gain)/Loss on Sale of Property	310	—	(22,399)	22
Adjusted EBITDA	$57,827	$56,499	$176,578	$168,389

(1) The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in Adjusted EBITDA, as this is a recurring source of cash.

Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization ("EBITDA"), including the effects of the Company's percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property, impairments and certain other one-time charges. The Company believes Adjusted EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company's ability to service debt, fund capital expenditures and expand its business. However, Adjusted EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, Adjusted EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company's financial performance.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF SEC COVERAGE RATIOS

	3Q12	3Q11	YTD 12	YTD 11
Earnings
Net (Loss)/Income	$(6,450)	$12,499	$3,953	$(5,629)
Discontinued Operations:
Income from Discontinued Operations	(977)	(2,325)	(5,882)	(6,907)
Noncontrolling Interest in CRLP	73	1,997	442	2,437
(Gain)/Loss on Disposal of Discontinued Operations	—	(23,675)	14	(23,675)
CRLP Noncontrolling Interest - Common U/H	(597)	(957)	(120)	(2,924)
Loss/(Gain) from Sales of Property	(142)	(75)	94	(19)
Noncontrolling Interest of Limited Partners	12	4	29	47
Income Tax Expense	224	221	690	740
Loss/(Income) from Partially-Owned Investments	517	618	(21,505)	1,091
	(7,340)	(11,693)	(22,285)	(34,839)
Amortization of Interest Capitalized	497	497	1,484	1,491
Capitalized Interest	(389)	(122)	(924)	(245)
Distributions from Partially-Owned Investments	185	1,012	656	3,084
Fixed Charges, from below	24,876	24,931	74,577	71,176
Earnings	$17,829	$14,625	$53,508	$40,667

Fixed Charges
Interest Expense	$23,037	$22,678	$69,367	$64,676
Capitalized Interest	389	122	924	245
Amortization of Deferred Financing Costs	1,450	1,225	4,286	3,536
Distributions to Series B Preferred Unitholders	—	906	—	2,719
Total	$24,876	$24,931	$74,577	$71,176

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	3Q12	3Q11	YTD 12	YTD 11
Interest Coverage Denominator
Interest Expense	$23,037	$22,678	$69,367	$64,676
Interest Expense - Unconsolidated	668	2,697	5,202	8,559
Total Interest Expense	$23,705	$25,375	$74,569	$73,235

Fixed Charge Denominator
Add: Preferred Dividend Payments	$—	$906	$—	$2,719
Debt Principal Amortization	729	545	1,868	1,405
Debt Principal Amortization - Unconsolidated	189	189	551	566
Total Fixed Charges	$24,623	$27,015	$76,988	$77,925

Fixed Charge with Capitalized Interest Denominator
Add: Capitalized Interest	389	122	924	245
Total Fixed Charges w/ Capitalized Interest	$25,012	$27,137	$77,912	$78,170

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of September 30, 2012
Appendix
			Year Built / Avg		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS
CG at Barrett Creek	Atlanta	GA	1999	100.0%	332	97.3%	$763	$985	$0.81	S
CG at Berkeley Lake	Atlanta	GA	1998	100.0%	180	96.1%	900	1,029	0.65	S
CG at Huntcliff	Atlanta	GA	1997	20.0%	358	97.5%	820	972	0.79
CG at McDaniel Farm	Atlanta	GA	1997	100.0%	425	96.2%	761	1,018	0.71	S
CG at Mount Vernon	Atlanta	GA	1997	100.0%	213	98.6%	1,056	1,127	0.86	S
CG at Pleasant Hill	Atlanta	GA	1996	100.0%	502	99.2%	728	896	0.72	S
CG at River Oaks	Atlanta	GA	1992	100.0%	216	95.8%	853	995	0.65	S
CG at River Plantation	Atlanta	GA	1994	100.0%	232	98.3%	841	1,002	0.59	S
CG at Shiloh	Atlanta	GA	2002	100.0%	498	94.0%	813	1,002	0.74	S
	Total	9	15.9 Years		2,956	96.8%	$815	$992	$0.73
	Same Store	8	15.9 Years		2,598	96.8%	$813	$993	$0.72
CG at Ashton Oaks	Austin	TX	2008	100.0%	362	94.8%	$790	$941	$0.93	S
CG at Canyon Creek	Austin	TX	2007	100.0%	336	95.5%	863	1,053	0.83	S
CG at Onion Creek	Austin	TX	2008	100.0%	300	96.0%	957	1,110	0.92	S
CG at Round Rock	Austin	TX	2007	100.0%	422	96.9%	879	1,003	0.86	S
CG at Silverado	Austin	TX	2004	100.0%	238	96.2%	858	1,004	0.85	S
CG at Silverado Reserve	Austin	TX	2006	100.0%	256	96.5%	952	1,103	0.92	S
CG at Wells Branch	Austin	TX	2007	100.0%	336	93.8%	894	1,029	0.93
CV at Canyon Hills	Austin	TX	1995	100.0%	229	96.9%	753	838	0.94	S
CV at Quarry Oaks	Austin	TX	1996	100.0%	533	97.2%	752	921	0.87	S
CV at Sierra Vista	Austin	TX	1999	100.0%	232	98.3%	718	869	0.81	S
	Total	10	9.0 Years		3,244	96.2%	$839	$986	$0.88
	Same Store	9	9.4 Years		2,908	96.5%	$833	$982	$0.88
CG at Liberty Park	Birmingham	AL	2,000	100.0%	300	96.3%	$1,047	$1,176	$0.93	S
CG at Riverchase Trails	Birmingham	AL	1996	100.0%	346	96.8%	763	906	0.80	S
CV at Inverness	Birmingham	AL	1986/87/90/97	100.0%	586	97.3%	594	706	0.68	S
CV at Trussville	Birmingham	AL	1996	100.0%	376	96.0%	746	906	0.68	S
	Total	4	17.3 Years		1,608	96.7%	$750	$883	$0.76
	Same Store	4	17.3 Years		1,608	96.7%	$750	$884	$0.76
CG at Commerce Park	Charleston	SC	2008	100.0%	312	97.8%	$809	$934	$0.81
CG at Cypress Cove	Charleston	SC	2001	100.0%	264	92.0%	943	1,041	0.81	S
CG at Quarterdeck	Charleston	SC	1986	100.0%	230	98.7%	953	1,131	0.99	S
CV at Hampton Pointe	Charleston	SC	1986	100.0%	304	93.1%	794	960	0.76	S
CV at Waters Edge	Charleston	SC	1985	100.0%	204	96.1%	695	853	0.74	S
CV at Westchase	Charleston	SC	1986	100.0%	352	98.0%	636	811	0.86	S
CV at Windsor Place	Charleston	SC	1984	100.0%	224	96.9%	686	838	0.71	S
	Total	7	21.9 Years		1,890	96.1%	$783	$933	$0.81
	Same Store	6	24.8 Years		1,578	95.8%	$778	$934	$0.81
CG at Ayrsley	Charlotte	NC	2008	100.0%	368	98.9%	$844	$995	$0.84	S
CG at Beverly Crest	Charlotte	NC	1996	100.0%	300	97.3%	772	932	0.83	S
CG at Cornelius	Charlotte	NC	2007	100.0%	236	97.9%	875	984	0.82
CG at Huntersville	Charlotte	NC	2008	100.0%	250	98.4%	872	1,003	0.88	S
CG at Legacy Park	Charlotte	NC	2001	100.0%	288	99.0%	772	939	0.74	S
CG at Mallard Creek	Charlotte	NC	2004	100.0%	252	99.6%	801	973	0.87	S
CG at Mallard Lake	Charlotte	NC	1998	100.0%	302	98.0%	808	974	0.81	S
CG at Matthews Commons	Charlotte	NC	2008	100.0%	216	98.6%	894	1,041	0.95	S
CG at University Center	Charlotte	NC	2005	100.0%	156	98.1%	775	918	0.72	S
CV at Chancellor Park	Charlotte	NC	1999	100.0%	340	95.0%	722	867	0.75	S
CV at Charleston Place	Charlotte	NC	1986	100.0%	214	97.2%	549	678	0.68	S
CV at Greystone	Charlotte	NC	1998/2000	100.0%	408	97.5%	632	776	0.67	S
CV at Matthews	Charlotte	NC	1990	100.0%	270	97.4%	778	914	0.82	S
CV at South Tryon	Charlotte	NC	2002	100.0%	216	99.1%	720	837	0.66	S
CV at Stone Point	Charlotte	NC	1986	100.0%	192	96.9%	671	777	0.74	S
CV at Timber Crest	Charlotte	NC	1999	100.0%	282	99.6%	650	763	0.67	S
Enclave	Charlotte	NC	2008	100.0%	85	95.3%	1,625	1,755	1.28
Heatherwood	Charlotte	NC	1980	100.0%	476	97.3%	616	763	0.67	S
	Total	18	13.6 Years		4,851	97.9%	$758	$900	$0.78
	Same Store	16	14.7 Years		4,530	97.9%	$736	$880	$0.76

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of September 30, 2012
Appendix
			Year Built / Avg		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P
Belterra	Dallas/Fort Worth	TX	2006	10.0%	288	95.8%	$898	$1,007	$0.93
CG at Bear Creek	Dallas/Fort Worth	TX	1998	100.0%	436	97.7%	830	975	0.92	S
CG at Hebron	Dallas/Fort Worth	TX	2011	100.0%	312	98.7%	1,012	1,182	0.90
CG at Valley Ranch	Dallas/Fort Worth	TX	1995	100.0%	396	98.0%	1,080	1,218	0.93	S
CR at Medical District	Dallas/Fort Worth	TX	2007	100.0%	278	95.3%	1,049	1,141	1.21
CV at Grapevine	Dallas/Fort Worth	TX	1985	100.0%	450	95.8%	719	856	0.84	S
CV at Main Park	Dallas/Fort Worth	TX	1984	100.0%	192	98.4%	710	868	0.76	S
CV at North Arlington	Dallas/Fort Worth	TX	1985	100.0%	240	94.6%	591	739	0.74	S
CV at Oakbend	Dallas/Fort Worth	TX	1997	100.0%	426	96.5%	758	925	0.84	S
CV at Shoal Creek	Dallas/Fort Worth	TX	1996	100.0%	408	97.8%	807	1,005	0.86	S
CV at Vista Ridge	Dallas/Fort Worth	TX	1985	100.0%	300	95.3%	607	741	0.77	S
CV at Willow Creek	Dallas/Fort Worth	TX	1996	100.0%	478	98.1%	735	930	0.82	S
Remington Hills	Dallas/Fort Worth	TX	1985	100.0%	362	97.2%	741	910	0.77	S
	Total	13	18.1 Years		4,566	97.0%	$813	$967	$0.87
	Same Store	10	22.2 Years		3,688	97.0%	$772	$932	$0.84
CG at Edgewater	Huntsville	AL	1990/99	100.0%	500	96.8%	$711	$852	$0.65	S
CG at Madison	Huntsville	AL	1999	100.0%	336	97.0%	773	954	0.73	S
	Total	2	15.8 Years		836	96.9%	$736	$893	$0.69
	Same Store	2	15.8 Years		836	96.9%	$736	$893	$0.69
CG at Heather Glen	Orlando	FL	2000	100.0%	448	97.5%	$996	$1,151	$0.85	S
CG at Heathrow	Orlando	FL	1997	100.0%	312	97.8%	953	1,132	0.84	S
CG at Town Park Reserve	Orlando	FL	2004	100.0%	80	92.5%	1,106	1,277	1.14	S
CG at Town Park (Lake Mary)	Orlando	FL	2002	100.0%	456	94.3%	1,026	1,195	0.87	S
CV at Twin Lakes	Orlando	FL	2004	100.0%	460	94.8%	818	990	0.90	S
	Total	5	11.3 Years		1,756	95.8%	$954	$1,123	$0.88
	Same Store	5	11.3 Years		1,756	95.8%	$954	$1,123	$0.88
CG at Inverness Commons	Phoenix	AZ	2002	100.0%	300	97.3%	$722	$876	$0.71	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100.0%	208	99.5%	823	982	0.83	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100.0%	264	99.2%	865	1,015	0.86	S
CG at Scottsdale	Phoenix	AZ	1999	100.0%	180	96.7%	955	1,121	0.85	S
	Total	4	15.3 Years		952	98.2%	$828	$984	$0.81
	Same Store	4	15.3 Years		952	98.2%	$828	$984	$0.81
CG at Arringdon	Raleigh	NC	2003	100.0%	320	95.6%	$825	$980	$0.85	S
CG at Brier Creek	Raleigh	NC	2009	100.0%	364	97.0%	929	1,045	0.84	S
CG at Brier Falls	Raleigh	NC	2008	100.0%	350	95.7%	1,009	1,096	0.92
CG at Crabtree Valley	Raleigh	NC	1997	100.0%	210	96.2%	749	879	0.75	S
CG at Patterson Place	Raleigh	NC	1997	100.0%	252	96.0%	825	979	0.87	S
CG at Research Park (Durham)	Raleigh	NC	2002	20.0%	370	94.1%	812	951	0.78
CG at Trinity Commons	Raleigh	NC	2000/02	100.0%	462	97.2%	791	918	0.75	S
CV at Beaver Creek	Raleigh	NC	2000/03	100.0%	316	98.4%	796	924	0.81
CV at Deerfield	Raleigh	NC	1985	100.0%	204	96.1%	742	866	0.76	S
CV at Highland Hills	Raleigh	NC	1987	100.0%	250	99.6%	738	902	0.70	S
CV at Woodlake	Raleigh	NC	1996	100.0%	266	95.1%	709	823	0.74	S
	Total	11	13.9 Years		3,364	96.7%	$819	$948	$0.80
	Same Store	8	15.9 Years		2,328	96.6%	$798	$932	$0.79
Ashley Park	Richmond	VA	1988	100.0%	272	98.5%	$655	$800	$0.90	S
CR at West Franklin	Richmond	VA	1964/65	100.0%	332	97.6%	720	975	1.33	S
CV at Chase Gayton	Richmond	VA	1984	100.0%	328	91.8%	823	961	0.85	S
CV at Hampton Glen	Richmond	VA	1986	100.0%	232	96.1%	827	983	1.06	S
CV at Waterford	Richmond	VA	1990	100.0%	312	98.1%	825	967	0.87	S
CV at West End	Richmond	VA	1987	100.0%	224	98.7%	750	907	1.06	S
	Total	6	29.5 Years		1,700	96.6%	$767	$935	$0.98
	Same Store	6	29.5 Years		1,700	96.6%	$767	$934	$0.98

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of September 30, 2012
Appendix
			Year Built / Avg		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P
CG at Godley Station	Savannah	GA	2005	100.0%	312	97.1%	$853	$1,016	$0.78	S
CG at Hammocks	Savannah	GA	1997	100.0%	308	95.5%	952	1,145	0.89	S
CV at Godley Lake	Savannah	GA	2008	100.0%	288	97.9%	817	968	0.86	S
CV at Greentree	Savannah	GA	1983	100.0%	194	98.5%	667	822	0.77	S
CV at Huntington	Savannah	GA	1986	100.0%	147	100.0%	746	899	0.87	S
CV at Marsh Cove	Savannah	GA	1983	100.0%	188	97.9%	778	902	0.72	S
	Total	6	19.1 Years		1,437	97.5%	$820	$980	$0.82
	Same Store	6	19.1 Years		1,437	97.5%	$821	$981	$0.82
TOTAL PROPERTIES IN MAJOR MARKETS		95	16.1 Years		29,160	96.9%	$807	$958	$0.82
	Same Store	84	17.3 Years		25,919	96.9%	$794	$948	$0.81

PROPERTIES IN OTHER MARKETS
Autumn Hill	Charlottesville	VA	1970	100.0%	425	94.1%	$699	$872	$0.77	S
CG at Autumn Park	Greensboro	NC	2001/04	100.0%	402	92.5%	781	859	0.77	S
CG at Bellevue	Nashville	TN	1996	100.0%	349	97.7%	936	1,027	0.92	S
CG at Desert Vista	Las Vegas	NV	2008	100.0%	380	92.4%	714	897	0.80	S
CG at Hampton Preserve	Tampa	FL	2012	100.0%	486	93.8%	996	1,168	0.94
CG at Lakewood Ranch	Sarasota	FL	1999	100.0%	288	99.0%	1,045	1,238	1.00	S
CG at Palm Vista	Las Vegas	NV	2007	100.0%	341	97.4%	757	917	0.74
CG at Seven Oaks	Tampa	FL	2004	100.0%	318	97.5%	897	1,092	0.95	S
CG at Traditions	Gulf Shores	AL	2007	100.0%	324	91.5%	609	755	0.61
CG at Wilmington	Wilmington	NC	1998/2002	100.0%	390	96.9%	720	811	0.79	S
CV at Ashford Place	Mobile	AL	1983	100.0%	168	97.0%	575	688	0.66	S
CV at Greenbrier	Fredericksburg	VA	1988	100.0%	258	96.1%	878	1,054	1.01	S
CV at Harbour Club	Norfolk	VA	1988	100.0%	213	96.2%	811	976	0.88	S
CV at Huntleigh Woods	Mobile	AL	1978	100.0%	233	93.1%	551	699	0.65	S
CV at Mill Creek	Winston-Salem	NC	1984	100.0%	220	96.4%	548	676	0.58	S
CV at Pinnacle Ridge	Asheville	NC	1948/85	100.0%	166	95.8%	731	868	0.83	S
CV at Tradewinds	Norfolk	VA	1988	100.0%	284	97.5%	801	962	0.80	S
Cypress Village Rental	Gulf Shores	AL	2008	100.0%	96	99.0%	1,237	1,448	0.58
Glen Eagles	Winston-Salem	NC	1990/2000	100.0%	310	94.8%	616	741	0.61	S
TOTAL PROPERTIES IN OTHER MARKETS		19	18.9 Years		5,651	95.8%	$782	$930	$0.79
	Same Store	15	22.8 Years		4,404	95.6%	$765	$908	$0.81

LEASE UP PROPERTIES
CG at Fairview	Dallas/Fort Worth	TX	2012	100%	256	—	$1,149	$1,366	$1.21
TOTAL LEASE UP		1			256	—	$1,149	$1,366	$1.21

TOTAL ALL PROPERTIES		115	16.6 Years		35,067	96.4%	$803	$953	$0.81
	Same Store	99	18.1 Years		30,323	96.7%	$789	$942	$0.81

CG = Colonial Grand Apartments and CR = Colonial Reserve, Class A; CV = Colonial Village Apartments, Class B
LU = Properties in lease up. These properties are not included in Occupancy and Market Rent calculations.
S = Current year same-property portfolio: Property has been stabilized as of the beginning of the prior calendar year. Partially-owned properties are not included.

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of September 30, 2012
Appendix
					Square Feet (000s)
						Anchor		Physical	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

CONSOLIDATED PROPERTIES
CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	—	170	100.0%	$29.18
Metropolitan Midtown (Office)	Charlotte	NC	2008	100%	170	—	170	95.5%	28.14
Thee Ravinia (Office)	Atlanta	GA	1991	100%	814	—	814	91.7%	24.86
Brookwood Village (Retail)	Birmingham	AL	1973/91/00	100%	604	232	372	88.4%	24.38
CP Tannehill (Retail)	Birmingham	AL	2008	100%	392	211	181	88.5%	20.15
Metropolitan Midtown (Retail)	Charlotte	NC	2008	100%	172	—	172	92.7%	26.72
CP Alabaster (Retail)	Birmingham	AL	2005	100%	612	393	219	97.1%	20.30
CP Craft Farms (Retail)	Gulf Shores	AL	2010	100%	68	—	68	85.7%	18.60
CP Nord du Lac (Retail)	New Orleans	LA	2010	100%	283	87	196	91.2%	18.07
Total Consolidated		9			3,285	923	2,362	92.2%	$25.02

UNCONSOLIDATED PROPERTIES

Bluerock Joint Venture (Office)
Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	—	122	97.9%	$17.97
Colonial Center Research Park	Huntsville	AL	1999	10%	134	—	134	83.7%	18.55
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	275	—	275	74.7%	15.52
DRS Building	Huntsville	AL	1972/86/90/03	10%	215	—	215	100.0%	8.18
Northrop Grumman Building	Huntsville	AL	2007	10%	110	—	110	100.0%	13.71
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	—	235	89.6%	19.77
Progress Center	Huntsville	AL	1987/89	10%	222	—	222	92.7%	13.81
Regions Bank Center	Huntsville	AL	1990	10%	154	—	154	93.9%	19.03
Research Park Office Center	Huntsville	AL	1998/99	10%	236	—	236	99.7%	13.53
Total		9			1,703	—	1,703	91.5%	$15.14
Total (Weighted)		9					170	91.5%	$15.14

Other Joint Ventures
Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.0%	$14.79
CP Hoover (Retail)	Birmingham	AL	2002	10%	388	216	172	83.5%	18.05
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	98.8%	20.59
Total		3			834	484	350	91.4%	$18.66
Total (Weighted)		3					101	96.3%	$19.25

Total Unconsolidated		12			2,537	484	2,053	91.5%	$15.43
Total Unconsolidated (Weighted)		12					271	93.3%	$16.10

THIRD-PARTY MANAGED BUSINESS
International Park 2000 (Office)	Birmingham	AL		0%	130
Calico Corner (Retail)	Birmingham	AL		0%	6
TOTAL MANAGED		2			136

Total Commercial Properties		23			5,957	1,407	4,415	91.9%	$19.86
Total Commercial Properties (Weighted)		23					2,632	92.3%	$23.93

(1) Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Venture Summary
As of September 30, 2012
Appendix
($ in 000s)

	Units/		CLP %	Occupancy	Secured	Equity
Property	SF-000s		Owned	Rate	Debt	Investment

Colonial Grand at Research Park (1)	370		20%	94.1%	$4,241	$573
Colonial Grand at Huntcliff	358		20%	97.5%	4,943	1,224
Belterra	288		10%	95.8%	1,929	314
Regents Park (Phase II) (2)	—		40%	—%	—	2,473
Colonial Grand at McKinney (2)	—		25%	—%	—	1,718

Total Multifamily	1,016				$11,113	$6,302

Bluerock (3)	1,703		10%	91.5%	10,664	(6,966)

Other
Land Title Building	30		33%	100.0%	151	355
Colonial Promenade Hoover	388		10%	83.5%	1,517	52
Colonial Promenade Smyrna	416		50%	98.8%	12,298	1,616

Total Commercial	2,537	(4)			$24,630	$(4,943)

Other Unconsolidated Investments					—	36
Total Investments in Unconsolidated Subsidiaries					$35,743	$1,395

(1) On October 1, 2012, the Company acquired the property held by the joint venture.
(2) Consists of undeveloped land.
(3) Equity investment includes the Company's investment of approximately ($0.4 million), plus the excess basis difference on the transaction of approximately
($6.6 million), which is being amortized over the life of the properties. This joint venture is presented under "Liabilities" on the Company's Balance Sheet as of
September 30, 2012.
(4) Retail square footage includes anchor-owned square footage. See Commercial Property Table, pg. 31.

COLONIAL PROPERTIES TRUST
Glossary of Terms

RENT PER SQUARE UNIT (FOOT):	Effective rent per unit - average net effective rental rate per occupied unit. Base rent per unit - rental revenue charged to tenants divided by occupied square feet for commercial properties. Rental revenue used in on a monthly basis for multifamily properties and an annual basis for commercial properties.

CAPITALIZED LEASING	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the
COMMISSIONS:	lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of
Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses)
from sales of property.

FUNDS FROM OPERATIONS	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted
(FFO):	accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversation of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company's
Common Shares.

NET EFFECTIVE RENTAL RATE:	The Company's rental rate after "loss to lease", concessions and vacancy.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-
year.

PROPERTY OR DIVISIONAL	Property revenues less property operating expenses.
NET OPERATING INCOME:

RENTAL DOLLARS (LEASING	Total annual revenues to be earned the first year from renewed or re-leased space.
(EXECUTION):

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant.
Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET	The sum of total notes and mortgages payable plus the total market value of all shares and units
CAPITALIZATION:	outstanding at the market price per share on the date indicated.